UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2020

MOTUS GI HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38389	81-4042793
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1301 East Broward Boulevard, 3rd Floor Ft. Lauderdale, FL	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 541-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchanged on Which Registered
Common Stock, $0.0001 par value per share	MOTS	The Nasdaq Capital Market

Item 1.01	Entry into Material Definitive Agreement.

On April 22, 2020 (the “Effective Date”), Motus GI Holdings, Inc. (the “Company”) entered into a promissory note (the “Note”) under the Paycheck Protection Program with Silicon Valley Bank (“SVB”), in the amount of $780,942 (the “PPP Loan”). The Paycheck Protection Program (“PPP”) was established under the recently enacted Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and is administered by the U.S. Small Business Administration (“SBA”). SVB is currently the Company’s lender under its existing Loan and Security Agreement, dated December 13, 2019, as amended (the “Loan and Security Agreement”).

Under the terms of the Note and the PPP Loan, interest accrues on the outstanding principal at the rate of 1.0% per annum. The term of the Note is two years. No payments are required under the Note during the six-month period beginning on the Effective Date (the “Deferral Period”). Commencing one month after the expiration of the Deferral Period the Company will make monthly payments of principal and interest, each in such equal amount required to fully amortize the principal amount outstanding on the Note on the last day of the Deferral Period by the maturity date.

The CARES Act and the PPP provide a mechanism for forgiveness of up to the full amount borrowed. The amount of loan proceeds eligible for forgiveness is based on a formula that takes into account a number of factors, including the amount of loan proceeds used by the Company during the eight-week period after the loan origination for certain eligible purposes including payroll costs, interest on certain mortgage obligations, rent payments on certain leases, and certain qualified utility payments, provided that at least 75% of the loan amount is used for eligible payroll costs; the employer maintaining or rehiring employees and maintaining salaries at certain levels; and other factors. Subject to the other requirements and limitations on loan forgiveness, only loan proceeds spent on payroll and other eligible costs during the covered eight-week period will qualify for forgiveness. Any forgiveness of the PPP Loan will be subject to approval by the SBA, and no assurance is provided that the Company will obtain forgiveness of the PPP Loan in whole or in part.

The Note may be prepaid in part or in full, at any time, without penalty. The note evidencing the PPP Loan contains customary events of default including, but not limited to, those relating to failure to make payment, bankruptcy, materially false or misleading representations to SVB or the SBA, and adverse changes in the Company's financial condition or business operations that SVB believes may materially affect the Company's ability to pay the PPP Loan. Upon the occurrence of an event of default, SVB has customary remedies including, but not limited to, requiring immediate payment of all amounts owed under the Note, collecting all amounts owing from the Company, and filing suit and obtaining judgment against the Company.

The description of the material terms of the Note is qualified in its entirety by reference to the complete text of the Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is set forth under Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 24, 2020, the Company received a written notice (the "Notice") from the Listing Qualifications Department of The Nasdaq Stock Market ("Nasdaq") indicating that the Company is not in compliance with the $1.00 Minimum Bid Price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market (the "Bid Price Requirement"). The Notice does not result in the immediate delisting of the Company's common stock from The Nasdaq Capital Market.

The Nasdaq Listing Rules require listed securities to maintain a minimum bid price of $1.00 per share and, based upon the closing bid price of the Company's common stock for the last 30 consecutive business days, the Company no longer meets this requirement. The Nasdaq rules provide the Company a compliance period of 180 calendar days from the date of the Notice in which to regain compliance with the Bid Price Requirement. The Notice also states that, due to current market conditions, Nasdaq has determined to toll the commencement of the compliance period for the Bid Price Requirement through June 30, 2020. As a result, the date by which the Company has to regain compliance with the Bid Price Requirement is extended to December 28, 2020. If at any time prior to December 28, 2020 the bid price of the Company's common stock closes at or above $1.00 per share for a minimum of ten consecutive business days, the Nasdaq staff (the "Staff") will provide the Company with a written confirmation of compliance and the matter will be closed.

Alternatively, if the Company fails to regain compliance with the Bid Price Requirement prior to the expiration of the initial period, the Company may be eligible for an additional 180 calendar day compliance period, provided (i) it meets the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on The Nasdaq Capital Market (except for the Bid Price Requirement) and (ii) it provides written notice to Nasdaq of its intention to cure this deficiency during the second compliance period by effecting a reverse stock split, if necessary. In the event the Company does not regain compliance with the Bid Price Requirement prior to the expiration of the initial period, and if it appears to the Staff that the Company will not be able to cure the deficiency, or if the Company is not otherwise eligible, the Staff will provide the Company with written notification that its securities are subject to delisting from The Nasdaq Capital Market. At that time, the Company may appeal the delisting determination to a hearings panel.

The Company intends to monitor the closing bid price of its common stock and is considering its options to regain compliance with the Bid Price Requirement. The Company's receipt of the Notice does not affect the Company's business, operations or reporting requirements with the Securities and Exchange Commission.

Item 5.08	Shareholder Director Nominations.

The Company has scheduled its 2020 annual meeting of stockholders (the “2020 Annual Meeting”) to be held on August 13, 2020 at 9:00 a.m. local time at the offices of Lowenstein Sandler LLP at 1251 Avenue Of The Americas, New York, NY 10020, or at such other time and location to be determined by the authorized officers of the Company and set forth in the Company's proxy statement for the Annual Meeting, and established June 22, 2020, as the record date for determining stockholders entitled to notice of, and to vote at, the 2020 Annual Meeting.

Because the date of the 2020 Annual Meeting will be more than 30 days from the anniversary of the Company’s 2019 annual meeting of stockholders, the deadline for submission of proposals by stockholders for inclusion in the Company’s proxy materials in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be the close of business on May 15, 2020, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2020 Annual Meeting. Any such proposal must also meet the requirements set forth in the rules and regulations of the Exchange Act in order to be eligible for inclusion in the proxy materials for the 2020 Annual Meeting.

In accordance with the Company’s Bylaws, any stockholder who intends to nominate a person for election as a director or submit a proposal for inclusion at our 2020 Annual Meeting must provide notice (“Stockholder Notice”) on or before May 15, 2020. Any Stockholder Notice must comply with the specific requirements set forth in the Company’s Bylaws in order to be considered at the 2020 Annual Meeting. Any such proposal shall be mailed to: Motus GI Holdings, Inc., 1301 East Broward Boulevard, 3rd Floor, Ft. Lauderdale, FL 33301, Attn.: Secretary

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company’s expectations, anticipations, intentions, or beliefs regarding the PPP Loan, including any amount of the PPP Loan that will be eligible to be forgiven, and other statement that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections and management’s current beliefs and assumptions.

Forward looking statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, actions by the PPP Loan parties, changes by the SBA or other governmental authorities regarding the CARES Act, the Payroll Protection Program or related administrative matters, the Company’s ability to comply with the terms of the PPP Loan and the CARES Act, including to use the proceeds of the PPP Loan as described herein, and those set forth in the Company’s filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit No.	Description

10.1	U.S. Small Business Administration Paycheck Protection Program Note, dated as of April 10, 2020, between Silicon Valley Bank and Motus GI Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTUS GI HOLDINGS, INC.

Dated: April 28, 2020	By:	/s/ Timothy P. Moran
	Name:	Timothy P. Moran
	Title:	Chief Executive Officer

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